Assignment of Oil and Gas Lease

KNOW ALL MEN BY THESE PRESENTS that the undersigned,

Travis Coomer Drilling Co., by and through Travis Coomer, President/CEO, of 1115 Jamestown St, Ste. 3, Columbia, KY 42728

hereinafter called Assignor), for and in consideration of $1.00

and other valuable considerations, the receipt in hereby acknowledged, does hereby sell, assign, transfer and set over unto ... TN-K Energy Group, Inc., by and through Kenny A. Page, CEO, of 649 Sparta Highway, Suite 102, Crossville, TN 38555

(hereinafter called Assignee), 81.25% working interest

interest in and to the oil and gas lease dated .... May 14 ...., 20 07, from ......

Willis Bradley

...., lessor ....

to ... Randy Keith .... lessee, ...

recorded in book L.B. 69, ..., Page 295. ..., insofar as said lease covers the following described land in

...... Green .... County, State of ..... Kentucky ....; bounded

and described as follows:

North by lands of ... David Monohan

East by lands of ..... Lemuel Robertson/ WG Robertson

South by lands of ... Selby Shirley

West by lands of .... Lemuel Robertson

This assignment is subject to attached additional terms.

containing .... 27 .... acres, more or less.

Subject always, however, to all terms, limitations, rents, royalties and payments in the above described lease contained.

To have and to hold the same unto the said party of the second part, his heirs and assigns forever.

It is the intention of the parties hereto that said lease shall be held by a tenancy in common, and that a partnership is not intended to, and shall not be created or established by virtue of this assignment, or any operation subsequent thereto, without the express agreement and consent of the parties.

The party of the second part hereby covenants and agrees to pay the proper pro-rata share of all reasonable expense incurred in the payment of rentals, development, maintenance and operation of the herein described lease as a whole, in accordance with plans adopted and carried out by the owners of a majority interest in the herein described lease.

IN WITNESS WHEREOF we have hereto set our hands and seals, this the 2 day of ~~January~~ February, 2010.

witness

THIS INSTRUMENT PREPARED BY:

[signature]

HON. GARY A. LITTLE
110 CUMBERLAND STREET
P.O. BOX 68
ALBANY, KY 42602
(606) 387-6779

[signature] ...... (SEAL)

TRAVIS COOMER DRILLING CO.
BY AND THROUGH TRAVIS COOMER, ... (SEAL)
PRESIDENT/CEO

...... (SEAL)

...... (SEAL)

...... (SEAL)

ATTACHED ADDITIONAL ITEMS

Re: Lease Book 69, Page 295 in Green County, Kentucky

1. TN-K Energy Group Inc shall have a 100% interest in the following equipment located on the lease:

a. Swaker 1600 pump jack
b. 1700ft of rods and tubing
c. 100 barrel storage oil tank
d. 100 barrel fiberglass laydown water tank
e 100 gallon water seperator
f 700ft 1.25 in flow line
g. 600 ft of electric line and electric timmer box
h. 8 cup pump

Travis Coomer Drilling Co.

By: *Travis Coomer*
Travis Coomer, President/CEO

TN-K Energy Group Inc.

By: ____________________
Ken Page, CEO

Subscribed, sworn and acknowledged to before me by TRAVIS COOMER, this 5th day of February, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn and acknowledged to before me by KEN PAGE, this __ day of February, 2010.

____
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: __________

Attached Additional Items No. 1
to Assignment of Oil and Gas Lease
(CONTINUED FROM ATTACHED ADDITIONAL TERMS)

1. Additional Consideration. As additional consideration for the assignment of the wells hereinabove set forth, the Assignee shall one hundred seventy five (175,000) shares of its common stock, par value $0.003 per share (the "Shares"), to Travis Coomer. Upon such issuance such shares shall be fully paid and non-assessable.

2. Representations and Warranties of the Assignors.

Travis Coomer (the "Assignor") represent and warrant to the Assignee as follows:

a. The Assignor is an "accredited investor", as such term is defined in Regulation D promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act"), is experienced in investments and business matters, has made investments of a speculative nature in the past and, with his representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Assignor to utilize the information made available by the Assignee to evaluate the merits and risks of and to make an informed investment decision with respect to the transaction, which represents a speculative investment. The Assignor is able to bear the risk of such investment for an indefinite period and to afford a complete loss of the entire investment.

b. The Assignor has had access at the EDGAR Website of the Commission to the Assignee's Form 10-K for the year ended December 31, 2008 and all periodic and current reports thereafter filed with the Commission. In addition, the Assignor has received in writing from the Assignee such other information concerning its operations, financial condition and other matters as the Assignor has requested in writing, and considered all factors the Assignor deems material in deciding on the advisability of investing in the Shares. The Assignor has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Assignee acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Assignee possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent the Assignor considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Assignee.

c. The Assignor understands that the Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law. The Assignor is acquiring the Shares as principal for his own account for investment and not with a view to, or for sale in connection with, any distribution of such Shares or any part thereof, has no present intention of distributing any of such Shares. The Assignor does not have any agreement or understanding, directly or indirectly, with any entity or person to distribute any of the Shares. The Assignor understands that the certificate representing the Shares shall bear the following or similar legend:

> "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TN-K ENERGY GROUP INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

3. Confidentiality. The Assignor acknowledges that the Assignee's trade secrets, private or secret processes, methods and ideas, as they exist from time to time, customer lists and information concerning the Assignee's business, services, development, technical information, marketing activities and procedures, credit and financial data concerning the Assignee (the "Proprietary Information") are valuable, special and unique assets of the Assignee. In light of the highly competitive nature of the industry in which the Assignee's business is conducted, the Assignor agrees that all Proprietary Information, heretofore or in the future obtained by the Assignor as a result of the Assignor's association with the Assignee shall be considered confidential. In recognition of this fact, the Assignor agrees that he will not use or disclose

any of such Proprietary Information for the Assignor's own purposes or for the benefit of any person or other entity or organization (except the Assignee) under any circumstances unless such Proprietary Information has been publicly disclosed generally or, unless upon written advice of legal counsel reasonably satisfactory to the Assignee, the Assignor is legally required to disclose such Proprietary Information.

Travis Coomer

TRAVIS COOMER

TN-K ENERGY GROUP INC.

By: ______________________

Kenny A. Page, CEO

Subscribed, sworn and acknowledged to before me by TRAVIS COOMER, this 2 day of ~~January~~ February KAP, 2010.

Heather Coomer

NOTARY PUBLIC, STATE AT LARGE

My Commission Expires: 10/2/2013

Subscribed, sworn and acknowledged to before me by TN-K ENERGY GROUP INC. by and through KENNY A. PAGE, CEO, this 2 day of ~~January~~ February KAP, 2010.

Heather Coomer

NOTARY PUBLIC, STATE AT LARGE

My Commission Expires: 10/2/2013